Exhibit 99.1

News

FOR IMMEDIATE RELEASE

Media Contact:
Bryce McDevitt
+1.703.851.4425
Bryce.McDevitt@parsons.com

Investor Relations Contact:
Dave Spille
+ 1.571.655.8264
Dave.Spille@parsons.com

Parsons Completes Acquisition of BlackHorse Solutions, Inc.

CENTREVILLE, VA (July 6, 2021) – Parsons Corporation (NYSE:PSN) announced today that it completed the previously announced acquisition of BlackHorse Solutions, Inc., in an accretive deal valued at $203 million. The strategic acquisition expands Parsons’ capabilities and products in next-generation military, intelligence, and space operations, specifically in cyber, electronic warfare, and information dominance.

The BlackHorse transaction is consistent with Parsons’ strategy of completing accretive acquisitions of companies with revenue growth and adjusted EBITDA margins exceeding 10% while adding critical intellectual property that strengthens the company’s existing portfolio.

Headquartered in Herndon, Va., BlackHorse’s technology is shaping the future of information dominance and converged military operations by unifying cyber, electromagnetic warfare, and information operations for Department of Defense and Intelligence Community customers. The company also provides autonomous and distributed detection, identification, exploitation, and the defeat of today's most complex communications.

To learn more about Parsons’ history of successful acquisition and growth strategy, please visit: https://www.parsons.com/about/acquisitions/

About Parsons

Exhibit 99.1

News

Parsons (NYSE: PSN) is a leading disruptive technology provider in the global defense, intelligence, and critical infrastructure markets, with capabilities across cybersecurity, missile defense, space, connected infrastructure, and smart cities. Please visit Parsons.com and follow us on LinkedIn and Facebook to learn how we’re making an impact.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local, or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations, and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations, or cancellations caused by competitors’ protests of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train, or retain employees with the requisite skills, experience, and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews, and

Exhibit 99.1

News

investigations, which may result in materially adverse judgments, settlements, or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Registration Statement on Form S-1 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this presentation that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

###